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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2011

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina  28202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 8.01.          OTHER EVENTS

On July 11, 2011, solely to avoid the costs, risks and uncertainties inherent in litigation and to allow the shareholders of Progress Energy, Inc. (“Progress Energy”) to vote at the special meeting of Progress Energy shareholders on the proposals required in connection with the proposed merger between Duke Energy Corporation (“Duke Energy”) and Progress Energy, Progress Energy and Duke Energy entered into a memorandum of understanding with plaintiffs and other named defendants, including Diamond Acquisition Corporation (“Diamond Acquisition”), regarding the settlement of the lawsuit captioned  In re Progress Energy Shareholder Litigation, pending in the Superior Court, Wake County, North Carolina under Consolidated File No. 11-CVS-739, as well as the settlement of all related claims that were or could have been asserted in other actions, including actions filed in federal court.  That lawsuit represents the consolidation of nine class action lawsuits filed on behalf of Progress Energy’s shareholders following the public announcement of the execution of the Agreement and Plan of Merger, dated January 8, 2011, by and among Duke Energy, Diamond Acquisition and Progress Energy (the “Merger Agreement”).  The lawsuits seek to, among other things, enjoin the proposed merger from proceeding.

Under the terms of the memorandum of understanding, the named defendants, including Progress Energy, Duke Energy and Diamond Acquisition, and the plaintiffs in the consolidated state action have agreed to settle the consolidated action and all related claims subject to court approval.  If the court approves the settlement contemplated in the memorandum of understanding, the claims will be released and the consolidated amended complaint will be dismissed with prejudice.  Pursuant to the terms of the memorandum of understanding, Progress Energy has agreed to make available additional information to its shareholders in advance of the special meeting of shareholders of Progress Energy scheduled for August 23, 2011 in Raleigh, North Carolina to vote upon the proposal to approve the plan of merger contained in the Merger Agreement.  On July 15, 2011, Progress Energy filed a Current Report on Form 8-K (the “Progress Energy 8-K”) with the Securities and Exchange Commission that includes additional detail regarding the memorandum of understanding and includes the supplemental disclosures contemplated by the memorandum of understanding.

Duke Energy, Progress Energy and the other defendants, including Diamond Acquisition, have vigorously denied, and continue vigorously to deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were or could have been alleged in the consolidated lawsuit, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with their fiduciary and other legal duties and are entering into the contemplated settlement solely to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the merger that might arise from further litigation.  Nothing in this Current Report on Form 8-K, the Progress Energy 8-K, the memorandum of understanding, or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein or in the Progress Energy 8-K.

Cautionary Statements Regarding Forward-Looking Information

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “should,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning.  Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties.  Duke Energy cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement.  Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Duke Energy and Progress Energy, including future financial and operating results, Progress Energy’s or Duke Energy’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts.  Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the ability to obtain the requisite Duke Energy and Progress Energy shareholder approvals; the risk that Progress Energy or Duke Energy may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors discussed or referred to in the “Risk Factors” section of each of Progress Energy’s and Duke Energy’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC).  These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 that was filed by Duke Energy with the SEC in connection with the merger.  Additional risks and uncertainties are identified and discussed in Progress Energy’s and Duke Energy’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.  Each forward-looking statement speaks only as of the date of the particular statement and Duke Energy undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed merger between Duke Energy and Progress Energy, Duke Energy filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement of Duke Energy and Progress Energy and that also constitutes a prospectus of Duke Energy.  The Registration Statement was declared effective by the SEC on July 7, 2011.  Duke Energy mailed the definitive joint proxy statement/prospectus to its shareholders on or about July 11, 2011.  Duke Energy urges investors and shareholders to read the Registration Statement, including the joint proxy statement/prospectus that is a part of the Registration Statement, as well as other relevant documents filed with the SEC, because they contain important information.  You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov).  You may also obtain these documents, free of charge, from Duke Energy’s website (www.duke-energy.com) under the heading “Investors” and then under the heading “Financials/SEC Filings.”  You may also obtain these documents, free of charge, from Progress Energy’s website (www.progress-energy.com) under the tab “Our Company” by clicking on “Investor Relations,” then by clicking on “Corporate Profile” and then by clicking on “SEC Filings.”

Participants in the Merger Solicitation

Duke Energy, Progress Energy, and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Duke Energy and Progress Energy shareholders in favor of the merger and related matters.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Duke Energy and Progress Energy shareholders in connection with the proposed merger is contained in the joint proxy statement/prospectus contained in the above-mentioned Registration Statement.  You can find information about Duke Energy’s executive officers and directors in its definitive proxy statement filed with the SEC on March 17, 2011.  You can find information about Progress Energy’s executive officers and directors in its definitive proxy statement filed with the SEC on March 31, 2011 and Amendment No. 1 to its Annual Report on Form 10-K filed with the SEC on March 17, 2011.  Additional information about Duke Energy’s executive officers and directors and Progress Energy’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 and the Joint Proxy Statement/Prospectus.  You can obtain free copies of these documents from the SEC, Duke Energy and Progress Energy using the contact information above.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: July 15, 2011	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Vice President, Legal and Assistant Corporate Secretary